EXHIBIT 32.2

                           Certification Pursuant to
                        Section 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of CIT Group Inc. ("CIT") on Form 10-Q for the three months ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph M. Leone, the Chief Financial Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant tO Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.


                                                   /S/ JOSEPH M. LEONE
                                            ---------------------------------
                                                      Joseph M. Leone
                                                     Vice Chairman and
                                                  Chief Financial Officer
                                                       CIT Group Inc.

                                                  Dated: November 9, 2004